Exhibit 10.4


                     THE CIT GROUP/COMMERCIAL SERVICES, INC.
                               11 West 42nd Street
                                   11th Floor
                            New York, New York 10017


                                  May 31, 2007


Ronson Corporation
Ronson Consumer Products Corporation
Ronson Aviation, Inc.
Ronson Corporation of Canada, Ltd.
Corporate Park III
Campus Drive
P.O. Box 6707 Somerset, New Jersey 08875-6707

Attn:    Daryl K. Holcomb
         Vice President and Chief Financial Officer

Re: Financing Agreement dated July 31, 2006 (as amended, restated, modified and supplemented from time to time, the "Financing Agreement"), by and among The CIT Group/Commercial Services, Inc., as agent for itself and for CIT Financial Ltd. ("CIT"), Ronson Corporation ("Ronson"), Ronson Consumer Products Corporation ("RCPC"), Ronson Aviation, Inc. ("RAI") and Ronson Corporation of Canada, Ltd. ("Ronson Canada" and, together with Ronson, RCPC and RAI, each a "Company" and collectively, "Companies")

Ladies and Gentlemen:

         This consent and amendment (the "Second Amendment") shall become effective upon satisfaction of the conditions precedent set forth in Paragraph 8 below (the date on which this amendment becomes effective shall be referred to as the "Effective Date"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement:

         1. Consent to EPIC Financing. As of the Effective Date, and subject to the terms and conditions herein contained, CIT consents to the consummation of the EPIC Financing (as defined in the amendments to the Financing Agreement hereinafter set forth) by RAI and Ronson.

         2. Specified Intellectual Property. As of the Effective Date, the Companies acknowledge and agree that the Specified Intellectual Property Collateral shall secure the Obligations consisting of and arising from the Initial Term Loan in addition to the Obligations consisting of and arising from the Initial Additional Term Loan pursuant to the terms of the amendments to the Financing Agreement hereinafter set forth.

         3. Amendments to Financing Agreement Definitions. As of the Effective Date, Section 1.1 of the Financing Agreement, Definitions, is amended as
                                                   -----------
follows:

                  a.  The  defined  terms  "Collateral"  and  "Qualified  Hangar
                                            ----------         -----------------
Construction  Expenses" are amended and restated as set forth below and inserted
----------------------
in Section 1.1 where such terms would otherwise alphabetically appear.

                  Collateral  shall mean all assets of the Companies,  including
                  ----------
                  without limitation, all present and future Accounts, Equipment, Inventory and other Goods, Documents of Title, General Intangibles, Investment Property, the Airport Lease and Other Collateral, but in all cases other than the Real Property Collateral and the Minority Ronson Canada Interest; provided, however, that the Collateral shall extend to
                  --------    -------
                  Specified Intellectual Property solely in order to secure the Obligations consisting of and arising from the Initial Term Loan and the Initial Additional Term Loan (it being acknowledged that upon satisfaction of such Obligations, CIT's security interest in the Specified Intellectual Property shall be released and the Specified Intellectual Property shall no longer constitute Collateral).

                  Qualified  Hangar  Construction  Expenses shall mean all costs
                  -----------------------------------------
                  and expenses incurred by one or more of the Companies in connection with the construction of and improvements to the premises located at the Trenton-Mercer County Airport consisting of a hangar facility and ancillary improvements covering approximately 19,200 square feet of space, which costs and expenses shall: (a) include the sums obtained by RAI in connection with the EPIC Financing; and (b) not exceed $3,000,000 in the aggregate during the term of this Financing Agreement.

                  b. The new defined terms "EPIC",  "EPIC  Financing"  and "EPIC
                                            ----     ---------------        ----
Financing  Documents",  as set forth  below,  are inserted in Section 1.1 of the
--------------------
Financing Agreement where such terms would otherwise alphabetically appear:

                  EPIC  shall mean EPIC  Aviation,  LLC,  d/b/a Air BP  Aviation
                  ----
                  Services, an Oregon limited liability company.

                  EPIC Financing  shall mean the principal sum of up to $500,000
                  --------------
                  extended by EPIC to RAI in order to fund certain of the costs of construction of and improvements to the premises leased to RAI pursuant to the Airport Lease consisting of a hangar facility and ancillary improvements covering approximately
                  19,200 square feet of space (the "Aircraft Hangar") and evidenced by the EPIC Financing Documents.

                  EPIC Financing  Documents  shall mean: (a) a loan agreement by
                  -------------------------
                  and between EPIC and RAI providing for advances to RAI of up to $500,000; (b) a security agreement to be executed and delivered by RAI in favor of EPIC granting to EPIC a security interest and lien in and to the Aircraft Hangar, together with all improvements and fixtures thereon; (c) a corporate guaranty to be executed and delivered by Ronson in favor of EPIC with respect to the obligations of RAI to EPIC; and (d) an amendment to fuel purchase contract, all in form and substance heretofore delivered to CIT.

                  c. Clause (a) of the defined term "Permitted  Encumbrances" is
                                                     -----------------------
amended and restated in its entirety as follows:

                  (a) liens existing on the Closing Date on specific items of Equipment or created thereafter on specific items of Equipment or other property in accordance with the terms and conditions of this Agreement and the other Loan Documents as set forth on
                  Schedule 1.1(a) attached hereto.

                  d. Clause (h) of the defined term "Permitted  Indebtedness" is
                                                     -----------------------
amended and restated in its entirety as follows:

                  (h) other Indebtedness existing on the Closing Date or incurred thereafter in accordance with the terms and conditions of this Agreement and the other Loan Documents and set forth on Schedule 1.1(b) attached hereto.
                               --------------

4.       Amendments to Financing Agreement. As of the Effective Date,

                  a. Section 6.1(a)(y) of the Financing Agreement is amended and restated in its entirety as follows:

                  (y) extend to the Specified Intellectual Property solely in order to secure the Obligations consisting of and arising from the Initial Term Loan and the Initial Additional Term Loan, and shall be released at such time as the Obligations consisting of and arising from the Initial Term Loan and the Initial Additional Term Loan have been fully and indefeasibly paid, satisfied and discharged.

                  b. Section 6.10 of the Financing Agreement is amended and restated in its entirety as follows:

                  6.10 Special  Provisions  Relating to  Specified  Intellectual
                       ---------------------------------------------------------
                  Property. Upon the full payment, satisfaction and discharge of
                  --------
                  the Initial Term Loan and the Initial Additional Term Loan, CIT will thereupon release its lien upon and security interest in the Specified Intellectual Property.

                  c. Section 10.3(b) of the Financing Agreement is amended and restated in its entirety as follows:

                  (b) Specified Intellectual Property. Notwithstanding any provision to the contrary contained in this Financing Agreement, CIT may not assert any right, title or interest in or to the Specified Intellectual Property (other than the commencement of foreclosure proceedings upon the occurrence of an Event of Default) unless, during the period extending ninety (90) days after the commencement of such foreclosure proceedings, the Companies have not satisfied all Obligations consisting of and arising from the Initial Term Loan and the Initial Additional Term Loan.

                  d. Amendments to Schedules to Financing Agreement. As of the Effective Date, the EPIC Financing shall constitute Permitted Indebtedness under the Financing Agreement and the lien and security interest in the Aircraft Hangar, together with all improvements and fixtures thereon, granted pursuant to the EPIC Financing shall constitute a Permitted Encumbrance under the Financing Agreement. In furtherance of the foregoing, Schedules 1.1(a) and 1.1(b) of the Financing Agreement are amended as follows:

                           (i)  Schedule  1.1(a),  Permitted  Encumbrances,   is
                                                   -----------------------
amended to add the following additional
encumbrance as item 6 on such schedule:

                  6. Subordinated security interest and lien of EPIC in connection with the EPIC Financing in the right, title and interest of RAI in and to the 19,200 square foot aircraft hangar, together with all improvements and fixtures thereon, to be constructed on the real property leased by RAI pursuant to the Airport Lease, all as more fully subordinated to CIT, subject to and in accordance with that certain Subordination and Intercreditor Agreement dated May 30, 2007, among RAI, CIT and EPIC.

                           (ii)   Schedule   1.1(b),   Permitted   Indebtedness,
                                                       ------------------------
Paragraph C, is amended to add the following
Indebtedness of RAI:

                  The EPIC Financing, fully subordinated to CIT, subject to and in accordance with that certain Subordination and Intercreditor Agreement dated May 30, 2007 among RAI, CIT and EPIC.

         5. Representations, Warranties and Statements. The Companies represent and warrant to CIT that as of the date hereof and except as set forth herein,
(a) except for the  representations and warranties set forth in

Sections 6.8 and 6.9 of the Financing Agreement, the representations and warranties of the Companies set forth in the Financing Agreement are true and correct as if made on this date, (b) other than Permitted Encumbrances, there have been no liens, encumbrances, security interests, or claims filed against or created in any of the Collateral from July 31, 2006 to the date hereof, and (c) no Default or Event of Default exists under the Financing Agreement.

         6. Acknowledgement of Obligations. The Companies acknowledge, confirm and agree that as of the date hereof the Obligations remain outstanding and unconditionally owing by the Companies to CIT without defense, set-off, counterclaim, discount or charge of any kind.

         7. Confirmation of Security Interest. As security for the payment or other satisfaction of the Obligations, the Companies hereby reconfirm the assignment and grant of a continuing perfected first priority (subject only to Permitted Encumbrances) lien, charge and security interest in and to the Collateral, whether now owned or hereafter acquired, created or arising and wherever located, granted to CIT by the Companies under the Financing Agreement and the other Loan Documents. The Companies hereby confirm and agree that all such security interests and liens granted to CIT under the Financing Agreement and the other Loan Documents continue in full force and effect and shall continue to secure the Obligations. Nothing herein contained is intended to in any way impair or limit the validity, priority and extent of CIT's existing security interest in and liens upon the Collateral.

         8. Conditions Precedent. This Second Amendment shall become effective only upon receipt by CIT of all of the documents or other items set forth below, all in form and substance satisfactory to CIT and its counsel:

                  (a) this Second Amendment, duly executed by the Companies;

                  (b) a Subordination Agreement, duly executed by RAI and EPIC;

                  (c) the First Amendment to Trademark, Patent and Industrial Designs Security Agreement, duly executed by Ronson;

                  (d) Within 2 days of the full execution of same, true and correct copies of the fully executed EPIC Financing Documents which EPIC Financing Documents shall include the language set forth in Section 21 of the Subordination Agreement; and

                  (e)  such  other  agreements,   documents,   certificates  and
instruments as CIT may reasonably require.

         9. Release. Each of the Companies and each Guarantor hereby absolutely and unconditionally releases and forever discharges CIT, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any such Company or such Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the Effective Date of this Second Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         10. No Other Amendments; No Waiver. Except as expressly modified hereby, all terms and conditions of the Loan Documents shall remain unmodified and in full force and effect and are hereby ratified and confirmed by the Companies, and except as explicitly stated herein nothing contained herein shall be construed as a waiver by CIT of any rights it may have under the Financing Agreement, the other Loan Documents or otherwise, to declare a default under the Financing Agreement or other Loan Documents as a result of any breach by the Companies, or any of them, of any covenants or agreements contained therein, whether or not presently known to CIT. The granting of any waiver, consent, extension or amendment shall not impose or imply an obligation on CIT to grant any consent, waiver, extension or amendment on any future occasion. Companies expressly ratify and confirm the waiver of jury trial provisions contained in the Loan Documents.

         11. Counterparts. This document may be executed in counterpart, each of which counterpart shall be deemed to be an original, and such counterparts, taken together, shall constitute one and the same document.

         Please evidence your agreement to the foregoing by signing below and returning this letter to us.


                                    Very truly yours,

                                    THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                    By:     /s/ Marc Theisinger
                                            ------------------------------------
                                    Name:   Marc Theisinger
                                    Title:  Vice President


ACKNOWLEDGED and AGREED to on this 30th day of May 2007.

RONSON CORPORATION


By:      /s/ Louis V. Aronson II
         -----------------------
Name:    Louis V. Aronson II
Title:   President & CEO

RONSON CONSUMER PRODUCTS CORPORATION


By:      /s/ Louis V. Aronson II
         -----------------------
Name:    Louis V. Aronson II
Title:   President & CEO

RONSON AVIATION, INC.


By:      /s/ Louis V. Aronson II
         -----------------------
Name:    Louis V. Aronson II
Title:   President & CEO

RONSON CORPORATION OF CANADA LTD.


By:      /s/ Louis V. Aronson II
         -----------------------
Name:    Louis V. Aronson II
Title:   President

CIT FINANCIAL LIMITED


By:      /s/ Algis Vaitonis
         -----------------------
Name:    Algis Vaitonis
Title:   SVP, Chief Risk Officer

                              CONSENT OF GUARANTORS
                              ---------------------

The undersigned Guarantors, intending to be legally bound, do hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirm and reaffirm, without setoff, counterclaim, deduction or other claim of avoidance of any nature, the continuing effect of each such Guarantor's Guaranty of the Guaranteed Obligations (as defined in the respective Guaranties) after giving effect to the foregoing consent and amendment and all prior consents and amendments.

ACKNOWLEDGED and AGREED to on this 30th day of May 2007.

/s/ Louis V. Aronson II
-----------------------
Louis V. Aronson II


RONSON HYDRAULIC UNITS CORPORATION

By:      /s/ Louis V. Aronson II
         ------------------------
Name:    Louis V. Aronson II
Title:   President & CEO

                  CONSENT OF AFFILIATED SUBORDINATING CREDITOR
                  --------------------------------------------

The undersigned affiliated subordinating creditor, intending to be legally bound, does hereby consent to the execution, delivery and performance of the within and foregoing Amendment and confirms and reaffirms, without setoff, counterclaim, deduction or other claim of avoidance of any nature, the continuing effect of such subordinating creditor's Subordination Agreement after giving effect to the foregoing consent and amendment and all prior consents and amendments.

ACKNOWLEDGED and AGREED to on this 30th day of May 2007.


RONSON HYDRAULIC UNITS CORPORATION

By:      /s/ Louis V. Aronson II
         ------------------------
Name:    Louis V. Aronson II
Title:   President & CEO

                                                           CIT

                                                           March 13, 2007


Ronson Corporation
Corporate Park III-Campus Drive
Somerset, NJ 08875

Ronson Consumer Products Corporation
Corporate Park III-Campus Drive
Somerset, NJ 08875

Ronson Aviation, Inc.
Trenton-Mercer County Airport
Ewing Township, NJ 08628

Ronson Corporation of Canada Ltd.
5810 Ambler Drive
Mississauga, Ontario L4W 4S5


                       WAIVER, CONSENT AND ACKNOWLEDGEMENT

THIS WAIVER, CONSENT AND ACKNOWLEDGMENT, dated as of March 13, 2007, to the Financing Agreement, dated as of July 31, 2006 as amended by and among Ronson Corporation ("Ronson Corp."), Ronson Consumer Products Corporation ("Ronson Consumer"), Ronson Aviation, Inc. ("Ronson Aviation") and Ronson Corporation of Canada Ltd. ("Ronson Canada"), and together with Ronson Corp., Ronson Consumer and Ronson Aviation, each a "Borrower" and collectively, the "Borrowers"), and The CIT Group/Commercial Services, Inc., a New York corporation ("CIT"), (the "Financing Agreement").

1. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

2. Pursuant to the request of the Borrowers and in accordance with Section 10.2 of the Financing Agreement, CIT hereby consents to, and waives any Event of Default that would otherwise arise under Section 10.1(d) and 10.1(e) of the Financing Agreement from, any non-compliance by the Borrowers with, the provisions of Section 7.3(b) of the Financing Agreement by reason of the failure of the Borrowers to have a Fixed Charge Coverage Ratio of at least 1.15 to 1.0 for the 6-month period ending December 31, 2006, provided that the Fixed Charge Coverage Ratio was at least 1.00 for such 6-month period.

3. This Waiver, Consent and Acknowledgment shall be governed by the laws of the State of New York.

4. This Waiver, Consent and Acknowledgment shall be effective only in this specific instance and for the specific purpose and period set forth herein and does not allow any other or further departure from the terms of the Financing Agreement which terms shall continue in full force and effect.

This waiver shall be effective upon receipt by us of an amendment fee in the amount of Ten Thousand Dollars (or we may charge your Revolving Loan Account in the amount of such fee pursuant to the Financing Agreement).

You hereby agree to pay to us, as of the date hereof, a documentation fee in the amount of Three Hundred Dollars ($300.00) to compensate us for use of our in-house legal department and facilities in documenting this waiver. Such fee shall be due and payable in full on the date hereof and may, at our option, be charged to your Loan Account.


CIT Commercial Services
11 West 42nd Street
New York, NY 10036                t: 212.461.5200

Except to the extent set forth herein, no other waiver of or change in any of the terms, provisions or conditions of the Financing Agreement is intended or implied. This letter agreement shall not constitute a waiver of any other Default or Event of Default under the Financing Agreement (whether or not we have knowledge thereof), and shall not constitute a waiver of any future Default or Event of Default whatsoever.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver, Consent and Acknowledgment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                        THE CIT GROUP/COMMERCIAL SERVICES, INC.


                                        By:      /s/ Marc Theisinger
                                                 -------------------
                                        Name:    Marc Theisinger
                                        Title:   Vice President


Acknowledged and Agreed:

RONSON CORPORATION


By:      /s/ Louis V. Aronson II
         ------------------------
Name:    Louis V. Aronson II
Title:   President & CEO


RONSON CONSUMER PRODUCTS CORPORATION


By:      /s/ Louis V. Aronson II
         ------------------------
Name:    Louis V. Aronson II
Title:   President & CEO


RONSON AVIATION, INC.


By:      /s/ Louis V. Aronson II
         ------------------------
Name:    Louis V. Aronson II
Title:   President & CEO


RONSON CORPORATION OF CANADA LTD.


By:      /s/ Louis V. Aronson II
         ------------------------
Name:    Louis V. Aronson II
Title:   President

Read and agreed to:

CIT FINANCIAL LTD.


By:      /s/ Algis Vaitonis
         ------------------------
Name:    Algis Vaitonis
Title:   Chief Risk Officer

Except to the extent set forth herein, no other waiver of or change in any of the terms, provisions or conditions of the Financing Agreement is intended or implied. This letter agreement shall not constitute a waiver of any other Default or Event of Default under the Financing Agreement (whether or not we have knowledge thereof), and shall not constitute a waiver of any future Default or Event of Default whatsoever.

IN  WITNESS  WHEREOF,   the  parties  have  caused  this  Waiver,   Consent  and
Acknowledgment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                         THE CIT GROUP/COMMERCIAL SERVICES, INC.



                                         By:      /s/ Marc Theisinger
                                         Name:    Marc Theisinger
                                         Title:   Vice President


Acknowledged and Agreed:

RONSON CORPORATION


By:      /s/ Louis V. Aronson II
         ------------------------
Name:    Louis V. Aronson II
Title:   President & CEO


RONSON CONSUMER PRODUCTS CORPORATION


By:      /s/ Louis V. Aronson II
         ------------------------
Name:    Louis V. Aronson II
Title:   President & CEO


RONSON AVIATION, INC.


By:      /s/ Louis V. Aronson II
         ------------------------
Name:    Louis V. Aronson II
Title:   President & CEO


RONSON CORPORATION OF CANADA LTD.


By:      /s/ Louis V. Aronson II
         ------------------------
Name:    Louis V. Aronson II
Title:   President


CIT FINANCIAL LTD.


By:      /s/ Algis Vaitonis
         ------------------------
Name:    Algis Vaitonis
Title:   Chief Risk Officer